Exhibit 99.1

FORESIGHT ENERGY LP ANNOUNCES SUSPENSION OF TRADING AND COMMENCEMENT OF NYSE DELISTING PROCEDURES DUE TO LOW STOCK PRICE

ST.  LOUIS, Missouri — (BUSINESS WIRE) — November 8, 2019 — Foresight Energy LP (“Foresight” or the “Partnership”) (NYSE: FELP) announced that on November 8, 2019, the Partnership was notified by the New York Stock Exchange (“NYSE”) that the NYSE had determined to immediately suspend trading of the Partnership’s common units and commence delisting proceedings as a result of the NYSE’s determination that the Partnership’s common units were no longer suitable for listing on the NYSE based on “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual.

The NYSE stated that it will apply to the Securities and Exchange Commission to delist the Partnership’s common units upon completion of all applicable procedures.  The Partnership does not intend to appeal the delisting determination and, therefore, it is expected that the Partnership’s common units will be delisted.

The Partnership has submitted an application for its common units to trade on the OTCQX marketplace under the symbol “FELP”.  The transition to the over-the-counter markets will not affect the Partnership’s business operations.  The Partnership will remain subject to the public reporting requirements of the Securities and Exchange Commission following the delisting.

Cautionary Statement Regarding Forward-Looking Statements

This press release, and certain oral statements made by our representatives from time to time, may contain “forward-looking” statements within the meaning of the federal securities laws.  The words “propose,” “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “outlook,” “estimate,” “potential,” “continues,” “may,” “will,” “seek,” “approximately,” “predict,” “anticipate,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Forward-looking statements also include statements about our liquidity, our capital structure and expected results of operations.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that the future developments affecting us will be those that we anticipate.

We continue to experience substantial financial, business, operational and reputational risks that threaten our ability to continue as a going concern and could materially affect our present expectations and projections. For additional information regarding known material factors that could cause our actual results to differ from those contained in or implied by forward-looking statements, please see the section entitled “Risk Factors” in the Partnership’s: (i) Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 27, 2019 and (ii) subsequently filed Quarterly Reports on Form 10-Q.

You are cautioned not to place undue reliance on forward-looking statements, which are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

About Foresight Energy LP

Foresight is a leading producer and marketer of thermal coal controlling nearly 2.1 billion tons of coal reserves in the Illinois Basin. Foresight currently operates two longwall mining complexes with three longwall mining systems (Williamson (one longwall mining system) and Sugar Camp (two longwall mining systems)), one continuous mining operation (Macoupin) and the Sitran river terminal on the Ohio River. Additionally, Foresight has recently resumed continuous miner production at its Hillsboro complex and continues to evaluate potential future mining options. Foresight’s operations are strategically located near multiple rail and river transportation access points, providing transportation cost certainty and flexibility to direct shipments to the domestic and international markets.

Contact

Cody E. Nett

Corporate Secretary

740-338-3100

Investor.relations@foresight.com

Cody.Nett@coalsource.com

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